UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RED LAKE EXPLORATION, INC.
(Name of Registrant As Specified in Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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RED LAKE EXPLORATION, INC.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

July 28, 2008

Dear Fellow Stockholder,

On behalf of the board of directors and management of Red Lake Exploration, Inc., I would like to cordially invite you to attend a special meeting of the stockholders to be held on Friday, August 22, 2008, at 10:00 a.m. local time, at 195 Park Avenue, Thunder Bay, Ontario, Canada.  Our board of directors has fixed the close of business on Monday, July 28, 2008, as the record date.  Only stockholders who hold shares of our common stock on the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement.  Your vote is very important to us, and whether or not you plan to attend the special meeting, we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return your proxy card, which you may revoke at any time prior to its use.  If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy.  If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Red Lake Exploration, Inc.

Very truly yours,

/s/ Caitlin Jeffs
Caitlin Jeffs
Chief Executive Officer

RED LAKE EXPLORATION, INC.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On August 22, 2008

July 28, 2008

To the Stockholders of Red Lake Exploration, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (“Special Meeting”) of Red Lake Exploration, Inc., a Nevada corporation (“we”, “us”, “our”, or, the “company”), will be held on Friday, the 22nd day of August 2008, at 10:00 a.m. local time at 195 Park Avenue, Thunder Bay, Ontario, Canada.

The purpose of the meeting is to consider and vote upon the following proposals

●  to increase the number of authorized shares of common stock from 75,000,000 to 500,000,000 ; and

●  to change the company’s name from Red Lake Exploration, Inc. to Red Metal Resources Ltd.

No other business will be transacted at the Special Meeting.

Our board of directors has fixed the close of business on Monday, July 28, 2008 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All stockholders as of the record date are cordially invited to attend the Special Meeting in person.  It is very important that your shares be represented at the Special Meeting.  To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this Notice of Special Meeting and proxy statement.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.  IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

/s/ Caitlin Jeffs
Caitlin Jeffs
Secretary

PROXY STATEMENT FOR SPECIAL MEETING
OF THE STOCKHOLDERS OF
RED LAKE EXPLORATION, INC.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

This proxy statement is first being furnished on or about August 1, 2008 by Red Lake Exploration, Inc.  The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on Monday, July 28, 2008 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements of it.  As of the record date, we had 58,183,333 shares of common stock issued and outstanding and entitled to vote on the matters described in this proxy statement (the “Voting Shares”).  Each Voting Share entitles the holder thereof to one vote.  The presence, in person or by proxy, of the holders of at least 3% of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.  If a quorum exists, action on the matters will be approved if a majority of votes is cast in favor of the action. Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the approval of the proposals discussed herein.

The inspector of election will determine whether or not a quorum is present.  Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent.

Shares which abstain from voting as to the proposals and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the quorum exists. However, for purposes of determining the outcome of the proposal, broker non-votes will be treated as not present and not entitled to vote and abstentions will be treated as a vote against the proposals .

Revocability of Proxy

You may revoke any proxy that you have given pursuant to this proxy solicitation at any time before it is accepted by the inspector of election at the Special Meeting by delivering to us either (i) a written notice of revocation, (ii) a duly executed proxy bearing a later date or (iii) by attending the Special Meeting and voting in person.

Interests of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the action described in this proxy statement which is not shared by all other stockholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Nevada with respect to the matters proposed to be acted upon at the Special Meeting.

Change of Control

On June 20, 2007 and June 22, 2007, there was a change in the control of our Voting Shares.  On June 20, 2007, Mr. John Di Cicco, who owned a total of 3,000,000 shares, or 54.3% of our issued and outstanding common stock, agreed to return 1,750,000 of his shares to us for cancellation.  On June 21, 2007, Mr. Di Cicco reached an agreement to sell, pursuant to two separate private transactions, an aggregate 1,071,430 of his remaining shares.  Mr. Di Cicco sold 535,715 shares to Mr. Kevin Mitchell at a price of $0.002 per share, which was paid with Mr. Mitchell’s personal funds, and 535,715 shares to Laboa Holdings Inc., also at a price of $0.002 per share, which Laboa Holdings Inc. paid from its working capital.  The shares were transferred to the purchasers on June 22, 2007.

Following these transactions, Mr. Di Cicco owned 178,570 shares, which represented 4.7% of the then issued and outstanding shares of our common stock, and Mr. Mitchell and Laboa Holdings Inc. each owned 535,715 shares of our common stock, which represented a total of 28.4% of the then issued and outstanding shares of common stock.

Submission of Stockholder Proposals

We did not hold an annual meeting of stockholders for the fiscal year ended January 31, 2008 therefore, the deadline for submitting stockholder proposals for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials.

All stockholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices.  We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple stockholders sharing one address unless we have received prior instructions to the contrary from one or more of such stockholders.  Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any stockholder or holders sharing an address to which multiple copies are now delivered.  Any such requests in writing should be directed to our principal executive offices at the following address:

RED LAKE EXPLORATION, INC.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9
Telephone (807) 345-5380

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July 28, 2008.  The information in this table provides ownership information for:

●  each person known by us to be the beneficial owner of more than 5% of our common stock;

●  each of our directors and executive officers; and

●  all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities.  A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities.  Accordingly, more than one person may be deemed to be the beneficial owner of the same security.  Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of common stock indicated as beneficially owned by them.  A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase shares of our common stock.  Common stock beneficially owned and percentage ownership are based on 58,183,333 shares outstanding as of July 28, 2008.

Name and Address of Beneficial Owner	Beneficial Ownership		% of Class
Directors and Executive Officers

Caitlin Jeffs, Chief Executive Officer
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9	2,520,000	Direct	4.3%

Michael Thompson, Director
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9	80,000(1)	Direct	<1%

Kevin Mitchell, Operations Manager, Minera
Polymet Limitada
Baldomero Lillo 3260
Vallenar, Huasco
III Region, Chile	7,500,010	Direct	12.9%

John Da Costa, Chief Financial Officer
#610 – 1100 Melville Street
Vancouver, British Columbia, Canada V6E4A6	2,525,000	Direct	4.3%

All officers and directors as a group (4 persons)	12,625,010		21.5%

5% Shareholders

Kevin Mitchell (see information above)

Laboa Holdings Inc.(2)
Suite 1-A, #5
Calle Eusebio A. Morales
El Cangrejo, Panama City, Panama	7,500,010	Direct	12.9%

Richard N. Jeffs
49 Pont Street
London, United Kingdom SW1X0BD	5,166,667(3)	Direct	8.5%

Money Layer Ltd.
27 Reid Street, 1st Floor
PO Box HM 3051
Hamilton HMNX Bermuda	3,520,000(4)	Direct	5.9%
(1)	Includes 40,000 shares of common stock and 40,000 shares of common stock issuable upon the exercise of warrants.
(2)
This information is based on a Statement of Beneficial Ownership (Schedule 13D) filed by Laboa Holdings Inc. with the Securities and Exchange Commission on July 2, 2007.  We have not independently verified the information.

(3)
Includes 2,666,667 shares of common stock and 2,500,000 shares of common stock issuable upon the exercise of warrants.  Mr. Jeffs expressly disclaims any ownership of 2,520,000 shares of our common stock owned by his spouse, Susan Jeffs.  Those shares have not been included in the number of shares set forth in the table above.

(4)	Includes 1,760,000 shares of common stock and 1,760,000 shares of common stock issuable upon the exercise of warrants.

PROPOSAL 1: TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 500,000,000.

On July 7, 2008, our board of directors unanimously adopted and approved an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 500,000,000 shares.  We refer to the approved amendment in this discussion as the “authorized shares amendment”.  A copy of the authorized shares amendment is attached to this proxy statement as attachment 1.  Currently, of the 75,000,000 shares of common stock authorized, 58,183,333 shares are issued and outstanding as of the record date and 5,166,666 shares are reserved for issuance in the event of the exercise of outstanding warrants.  We currently have 11,650,001 shares of authorized but unissued and unreserved common stock available for issuance.

The authorized shares amendment will be implemented by filing articles of amendment with the Secretary of State of Nevada.  Once we file the amendment, we will have 436,650,001 shares of authorized but unissued and unreserved common stock available for issuance.

Reason for Amendment

The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with an acquisition or financing transaction and the issuance of shares in connection with stock splits or stock dividends, as well as for other corporate purposes.  Please see the more detailed discussion below titled “Effect of the Proposal/Advantages and Disadvantages”.

Anti-takeover Effect of Amendment

This proposal could make any attempt to gain control of our company more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management.  Please see the more detailed discussion below titled “Effect of the Proposal/Advantages and Disadvantages”.

Section 2.3 of article 2 of our bylaws also has an anti-takeover effect.  Section 2.3 states that a special meeting of our stockholders may be called at any time only by the president or the secretary, by resolution of the board of directors or at the request in writing of stockholders owning a majority in amount of our issued and outstanding Voting Shares.  This provision could prevent stockholders from calling a special meeting because, unless certain significant stockholders were to join with them, it may not be possible to obtain the majority necessary to request the meeting.  Therefore, stockholders holding less than a majority of the issued and outstanding common stock, without the assistance of management, may be unable to propose a vote on any transaction, such as a merger or removal of management, even if the transaction were in the best interests of our stockholders.

The authorized shares amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.  As of the date of this proxy statement, other than section 2.3 of our bylaws discussed above, neither our articles of incorporation or our bylaws contain provisions having an anti-takeover effect, the adoption of the authorized shares amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Proposal/Advantages and Disadvantages

We anticipate that we will need to obtain financing to fund our operations for at least the next 12 months, if not longer.  Over the next 12 months we will need to raise capital to cover our operating costs, fulfill the obligations we may incur under our property agreements and cover any exploration or development costs on our properties.  During the next 12 months it is also possible that we may wish to acquire other mining properties or enter into a joint venture, partnership or other working relationships with various service providers in the mining industry.  Any of these types of transactions may include the issuance of securities, including common stock, warrants or convertible promissory notes.  We want to be able to enter into financing transactions, acquisition transactions or other working relationships when and as we need them.  If adequate shares of our common stock are not available when an opportunity presents itself, we may lose the opportunity.  If the authorized shares amendment is not approved, the board would be required to either call a special stockholders’ meeting or wait for the regularly scheduled annual meeting of stockholders in order to obtain approval for each proposed issuance.  This would impede the ability of our board of directors to act quickly to consummate transactions requiring the issuance of our securities and would greatly increase our costs of doing business.

On the other hand, the additional authorized and unissued shares of common stock may be issued by the board to make any attempt to gain control of our company more difficult, costly or time consuming or to make it more difficult to remove management, even if it were in the best interests of the stockholders.  Shares of common stock could be issued by the board to dilute the percentage of common stock owned by a significant stockholder, thereby making it difficult or impossible for him to assume control.  Issuing additional shares of common stock could also increase the costs associated with, or the number of voting shares necessary for, removing management or meeting the voting requirements imposed by Nevada law with respect to a merger, tender offer or proxy contest.  Our board of directors currently has no intention to issue shares of our common stock for any of these purposes.

Limitations on the Adoption of the Authorized Shares Amendment

Our common stock is traded on the OTC Bulletin Board which is a quotation service, not an exchange.  The OTC Bulletin Board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for a stockholder vote on issuances of additional shares.

Section 78.390 of the Nevada Revised Statutes

Section 78.390 of the Nevada Revised Statutes permits the amendment of a corporation’s articles of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the amendment is approved by the holders of at least a majority of the votes entitled to be cast on the amendment.

Effective Date

The authorized shares amendment will become effective when we file it with the Nevada Secretary of State.  If this proposal is approved, we intend to file the authorized shares amendment immediately following this meeting.

Based on the foregoing discussion, the board of directors requests that stockholders approve the following resolution in connection with the authorized shares amendment:

RESOLVED, that the stockholders hereby authorize the board of directors to file the authorized shares amendment to increase the number of shares of common stock from 75,000,000 to 500,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
AMENDING OUR ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000.

PROPOSAL 2: TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO RED METAL RESOURES LTD.

On July 7, 2008 our board of directors adopted and approved the authorized shares amendment attached to this proxy statement as Annex 1.  Aside from increasing the number of authorized shares of common stock, as discussed in proposal 1, the authorized shares amendment will change our name from “Red Lake Exploration, Inc.” to “Red Metal Resources Ltd.”.  Management believes that that the new name more accurately reflects our business and operations going forward, since we no longer have mining properties located in the Red Lake district of Canada.

Subject to approval by our stockholders, the authorized shares amendment will become effective immediately upon filing with the Nevada Secretary of State.  If this proposal is approved, we intend to file the authorized shares amendment immediately following this meeting.

Based on the foregoing discussion, the board of directors requests that stockholders approve the following resolution in connection with the authorized shares amendment:

RESOLVED, that the stockholders hereby authorize the board of directors to file the authorized shares amendment to change the name of the corporation to Red Metal Resources Ltd.

Section 78.390 of the Nevada Revised Statutes

As noted in the discussion of proposal 1, section 78.390 of the Nevada Revised Statutes permits the amendment of a corporation’s articles of incorporation to allow for a change of the corporation’s name so long as the amendment is approved by the holders of at least a majority of the votes entitled to be cast on the amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF
THE AUTHORIZED SHARES AMENDMENT TO CHANGE OUR NAME FROM RED LAKE
EXPLORATION, INC. TO RED METAL RESOURCES LTD.

ANNEX 1

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

RED LAKE EXPLORATION, INC.

The undersigned, being the chief executive officer of RED LAKE EXPLORATION, INC., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the corporation as follows:

1.            Article I of the Articles of Incorporation is hereby deleted and the following shall appear in its place:

The name of the Corporation is Red Metal Resources Ltd.

2.            Section 4.01 of Article IV of the Articles of Incorporation of the corporation is hereby deleted and the following shall appear in its place:

Section 4.01 Number and Class.  The amount of the total authorized capital stock of this corporation is Five Hundred Million (500,000,000) shares with a par value of $0.001 designated as Common Stock.  The Common Stock may be issued from time to time without action by the stockholders.  The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one  or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

3.            The amendment of the Articles of Incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of Sections 78.207 and 78.390 of the Revised Statutes of the State of Nevada.

4.            The effective date of the filing is _______________, 2008.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed to this Amendment to the Corporation’s Articles of Incorporation, to be signed by Caitlin Jeffs, its chief executive officer, this * day of *, 2008.

RED LAKE EXPLORATION, INC.

By:
Caitlin Jeffs, Chief Executive Officer

PROXY

RED LAKE EXPLORATION, INC.

This proxy is solicited on behalf of the Board of Directors
for the Special Meeting on August 22, 2008

This proxy will be voted as specified by the stockholder.  If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The stockholder(s) represented herein appoint(s) Caitlin Jeffs and John Da Costa as proxy with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Special Meeting of the stockholders of Red Lake Exploration, Inc. to be held on Friday, August 22, 2008, at 10:00 a.m. local time, at 195 Park Avenue, Thunder Bay, Ontario, Canada, and in any adjournment or postponement of it as specified in this proxy.

PROPOSAL 1 – TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM RED LAKE EXPLORATION, INC. TO RED METAL RESOURCES LTD.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature________________________________________ Date__________________

Signature________________________________________ Date__________________

NOTE:  Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.